EXHIBIT 10.25


                  NARRATIVE SUMMARY OFAMERICAN CONSUMERS, INC.
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                 EXECUTIVE OFFICER BASE SALAIRES FOR FISCAL 2008
                 -----------------------------------------------

The following table sets forth the base salaries established for the fiscal year ending in May 2008 for those executive officers of American Consumers, Inc. (the "Company") who qualify as "named executive officers" pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K. The Board of Directors of the Company, acting upon the recommendation of the Board's Compensation Committee, has elected to leave these base salaries unchanged from the base salaries for these officers for the Company's 2007 fiscal year.

        NAME:                        TITLE:               ANNUAL BASE SALARY:
----------------------  --------------------------------  --------------------
 Michael A. Richardson  Chairman of the Board, President  $             88,400
                        and Chief Executive Officer

 Paul R. Cook           Executive Vice President,                       66,976
                        Treasurer and Chief Financial
                        Officer